UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Small Cap

Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Small Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Small Cap Growth Fund for the six-month reporting period ended April 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Legg Mason ClearBridge Small Cap Growth Fund	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the six months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, stock prices generally rose and investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded

IV	Legg Mason ClearBridge Small Cap Growth Fund

Investment commentary (cont’d)

at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Financial market overview

Although the financial markets were, for the most part, characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds, there were periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in mid-November 2010, and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the reporting period. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle East and Libya, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and generated a modest gain for the month. U.S. equities continued to rally in April, rising 2.96%. All told, the Index returned 16.36% over the reporting period.

Legg Mason ClearBridge Small Cap Growth Fund	V

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended April 30, 2011, with the small-cap Russell 2000 Indexvi, the Russell Midcap Indexvii and the large-cap Russell 1000 Indexviii gaining 23.73%, 20.67% and 17.12%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 17.77% and 17.53%, respectively.

Performance review

For the six months ended April 30, 2011, Class A shares of Legg Mason ClearBridge Small Cap Growth Fund, excluding sales charges, returned 21.50%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexxi, returned 27.07% over the same time frame. The Lipper Small-Cap Growth Funds Category Average1 returned 26.92% for the same period.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason ClearBridge Small Cap Growth Fund:
Class 1[2]	21.65%
Class A	21.50%
Class B3	20.84%
Class C	20.98%
Class FI	21.46%
Class R	21.41%
Class I	21.84%
Class IS	21.87%
Russell 2000 Growth Index	27.07%
Lipper Small-Cap Growth Funds Category Average	26.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 530 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

VI	Legg Mason ClearBridge Small Cap Growth Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.51%, 1.41%, 2.42%, 2.32%, 1.45%, 1.51%, 0.89% and 0.82%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class FI shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares, and the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Small Cap Growth Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	21.65%	$1,000.00	$1,216.50	1.08%	$5.94	Class 1	5.00%	$1,000.00	$1,019.44	1.08%	$5.41
Class A	21.50	1,000.00	1,215.00	1.33	7.30	Class A	5.00	1,000.00	1,018.20	1.33	6.66
Class B	20.84	1,000.00	1,208.40	2.36	12.92	Class B	5.00	1,000.00	1,013.09	2.36	11.78
Class C	20.98	1,000.00	1,209.80	2.22	12.16	Class C	5.00	1,000.00	1,013.79	2.22	11.08
Class FI	21.46	1,000.00	1,214.60	1.32	7.25	Class FI	5.00	1,000.00	1,018.25	1.32	6.61
Class R	21.41	1,000.00	1,214.10	1.50	8.23	Class R	5.00	1,000.00	1,017.36	1.50	7.50
Class I	21.84	1,000.00	1,218.40	0.84	4.62	Class I	5.00	1,000.00	1,020.63	0.84	4.21
Class IS	21.87	1,000.00	1,218.70	0.80	4.40	Class IS	5.00	1,000.00	1,020.83	0.80	4.01

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2011

Legg Mason ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 98.6%
Consumer Discretionary — 12.5%
Hotels, Restaurants & Leisure — 3.6%
Bally Technologies Inc.	465,510	$18,150,235	*
Penn National Gaming Inc.	377,380	15,098,974	*
Total Hotels, Restaurants & Leisure		33,249,209
Media — 1.3%
Lions Gate Entertainment Corp.	1,853,480	11,751,063	*
Specialty Retail — 7.6%
Advance Auto Parts Inc.	197,370	12,919,840
Hibbett Sports Inc.	451,580	17,060,692	*
Jos. A. Bank Clothiers Inc.	272,692	14,294,515	*
Lumber Liquidators Holdings Inc.	499,882	12,971,938	*
Stage Stores Inc.	235,410	4,533,997
Urban Outfitters Inc.	247,020	7,771,249	*
Total Specialty Retail		69,552,231
Total Consumer Discretionary		114,552,503
Consumer Staples — 1.1%
Food & Staples Retailing — 1.1%
Casey’s General Stores Inc.	259,049	10,110,682
Energy — 4.9%
Energy Equipment & Services — 3.4%
Lufkin Industries Inc.	162,820	15,033,171
Oceaneering International Inc.	187,270	16,371,143	*
Total Energy Equipment & Services		31,404,314
Oil, Gas & Consumable Fuels — 1.5%
Comstock Resources Inc.	354,710	11,372,003	*
GMX Resources Inc.	443,038	2,605,063	*
Total Oil, Gas & Consumable Fuels		13,977,066
Total Energy		45,381,380
Financials — 8.8%
Capital Markets — 4.4%
Affiliated Managers Group Inc.	163,555	17,840,579	*
Duff & Phelps Corp., Class A Shares	546,580	8,411,866
Financial Engines Inc.	412,620	11,730,787	*
WisdomTree Investments Inc.	346,510	2,446,361	*
Total Capital Markets		40,429,593
Commercial Banks — 2.1%
Old National Bancorp	770,910	7,978,919

See Notes to Financial Statements.

4	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Small Cap Growth Fund

Security	Shares	Value
Commercial Banks — continued
SVB Financial Group	186,710	$11,284,752	*
Total Commercial Banks		19,263,671
Diversified Financial Services — 0.7%
Primus Guaranty Ltd.	1,386,334	6,806,900	*
Real Estate Investment Trusts (REITs) — 0.1%
Gramercy Capital Corp.	282,200	843,778	*
Real Estate Management & Development — 1.5%
Jones Lang LaSalle Inc.	133,890	13,707,658
Total Financials		81,051,600
Health Care — 15.8%
Biotechnology — 3.5%
Acorda Therapeutics Inc.	393,464	11,032,731	*
ARIAD Pharmaceuticals Inc.	591,790	5,059,804	*
Regeneron Pharmaceuticals Inc.	263,820	13,483,840	*
Vanda Pharmaceuticals Inc.	386,056	3,107,751	*
Total Biotechnology		32,684,126
Health Care Equipment & Supplies — 2.3%
Conceptus Inc.	296,380	4,573,144	*
Integra LifeSciences Holdings Corp.	270,396	14,144,415	*
Volcano Corp.	87,840	2,341,814	*
Total Health Care Equipment & Supplies		21,059,373
Health Care Providers & Services — 4.7%
Accretive Health Inc.	106,460	3,006,430	*
Hanger Orthopedic Group, Inc.	333,143	9,051,495	*
Mednax Inc.	265,932	18,859,898	*
Owens & Minor Inc.	351,210	12,099,185
Total Health Care Providers & Services		43,017,008
Health Care Technology — 1.0%
athenahealth Inc.	208,010	9,616,302	*
Life Sciences Tools & Services — 2.9%
Luminex Corp.	371,080	7,195,241	*
Mettler-Toledo International Inc.	102,110	19,135,414	*
Total Life Sciences Tools & Services		26,330,655
Pharmaceuticals — 1.4%
Auxilium Pharmaceuticals Inc.	515,730	12,563,183	*
Total Health Care		145,270,647

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Small Cap Growth Fund

Security	Shares	Value
Industrials — 12.6%
Aerospace & Defense — 1.7%
Orbital Sciences Corp.	839,983	$15,816,880	*
Commercial Services & Supplies — 1.8%
Copart Inc.	171,650	7,787,761	*
Corrections Corporation of America	356,550	8,874,529	*
Total Commercial Services & Supplies		16,662,290
Construction & Engineering — 1.5%
Quanta Services Inc.	625,440	13,559,539	*
Electrical Equipment — 0.2%
A123 Systems Inc.	372,436	2,249,514	*
Machinery — 3.8%
IDEX Corp.	553,330	25,962,243
Tennant Co.	219,430	9,001,019
Total Machinery		34,963,262
Trading Companies & Distributors — 3.6%
MSC Industrial Direct Co. Inc., Class A Shares	297,100	21,269,389
United Rentals Inc.	387,870	11,411,135	*
Total Trading Companies & Distributors		32,680,524
Total Industrials		115,932,009
Information Technology — 33.0%
Communications Equipment — 0.8%
Comverse Technology Inc.	933,630	7,114,261	*
Computers & Peripherals — 0.5%
OCZ Technology Group Inc.	607,020	4,983,634	*
Electronic Equipment, Instruments & Components — 0.8%
Elster Group SE, ADR	499,700	7,735,356	*
Internet Software & Services — 10.9%
comScore Inc.	353,658	10,542,545	*
Cornerstone OnDemand Inc.	106,300	2,034,582	*
Dice Holdings Inc.	128,660	2,358,338	*
Digital River Inc.	342,120	11,132,585	*
Limelight Networks Inc.	297,600	1,895,712	*
LivePerson, Inc.	459,840	6,143,462	*
Mercadolibre Inc.	227,577	20,800,538
Monster Worldwide Inc.	1,131,460	18,567,259	*
Taleo Corp., Class A Shares	671,335	24,349,320	*
The Knot Inc.	216,270	2,208,117	*
Total Internet Software & Services		100,032,458

See Notes to Financial Statements.

6	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Small Cap Growth Fund

Security	Shares	Value
IT Services — 0.6%
Online Resources Corp.	496,251	$1,895,679	*
ServiceSource International Inc.	310,967	3,887,087	*
Total IT Services		5,782,766
Semiconductors & Semiconductor Equipment — 5.3%
Cymer Inc.	245,800	11,825,438	*
Integrated Device Technology Inc.	1,004,100	8,168,353	*
LSI Corp.	2,210,602	16,203,713	*
Novellus Systems Inc.	134,050	4,303,005	*
Varian Semiconductor Equipment Associates Inc.	199,820	8,378,453	*
Total Semiconductors & Semiconductor Equipment		48,878,962
Software — 14.1%
Aspen Technology Inc.	770,590	11,551,144	*
Blackboard Inc.	493,550	23,744,690	*
Fortinet Inc.	279,150	13,594,605	*
Longtop Financial Technologies Ltd., ADR	312,570	7,051,579	*
MICROS Systems Inc.	276,344	14,375,415	*
Radiant Systems Inc.	657,120	13,089,830	*
Solarwinds Inc.	549,700	13,319,231	*
Sourcefire Inc.	690,988	18,394,101	*
Verint Systems Inc.	418,895	14,338,776	*
Total Software		129,459,371
Total Information Technology		303,986,808
Materials — 5.7%
Chemicals — 4.2%
Rockwood Holdings Inc.	439,854	24,957,316	*
Senomyx Inc.	621,950	3,781,456	*
Solutia Inc.	366,880	9,667,288	*
Total Chemicals		38,406,060
Metals & Mining — 1.5%
Compass Minerals International Inc.	144,516	14,106,207
Total Materials		52,512,267
Telecommunication Services — 2.0%
Wireless Telecommunication Services — 2.0%
SBA Communications Corp., Class A Shares	472,410	18,249,198	*
Utilities — 2.2%
Electric Utilities — 2.2%
ITC Holdings Corp.	289,030	20,500,898
Total Investments before Short-Term Investments (Cost — $669,972,746)		907,547,992

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	7

Legg Mason ClearBridge Small Cap Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $200,000,000 joint tri-party repurchase agreement dated 4/29/11 with Deutsche Bank Securities Inc.; Proceeds at maturity—$6,445,016; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.250% due 7/27/11 to 4/26/12 Market value — $6,573,965)	0.030%	5/2/11	$6,445,000	$6,445,000
Interest in $529,798,000 joint tri-party repurchase agreement dated 4/29/11 with Barclays Capital Inc.; Proceeds at maturity—$6,445,016; (Fully collateralized by various U.S. government obligations, 1.750% to 4.625% due 12/31/11 to 7/31/15; Market value — $6,573,901)	0.030%	5/2/11	6,445,000	6,445,000
Total Short-Term Investments (Cost — $12,890,000)				12,890,000
Total Investments — 100.0% (Cost — $682,862,746#)				920,437,992
Other Assets in Excess of Liabilities — 0.0%				277,572
Total Net Assets — 100.0%				$920,715,564

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Regeneron Pharmaceuticals Inc., Call	5/21/11	$70.00	600	$15,000
Total Written Options (Premiums received — $112,198)				$15,000

See Notes to Financial Statements.

8	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $682,862,746)	$920,437,992
Cash	850
Receivable for securities sold	3,074,788
Receivable for Fund shares sold	934,742
Dividends and interest receivable	34,993
Prepaid expenses	73,210
Total Assets	924,556,575

Liabilities:
Payable for Fund shares repurchased	2,428,058
Investment management fee payable	553,120
Distribution fees payable	194,226
Written options, at value (premiums received $112,198)	15,000
Trustees’ fees payable	3,535
Accrued expenses	647,072
Total Liabilities	3,841,011
Total Net Assets	$920,715,564

Net Assets:
Par value (Note 6)	$484
Paid-in capital in excess of par value	707,698,564
Accumulated net investment loss	(5,084,811)
Accumulated net realized loss on investments and written options	(19,571,117)
Net unrealized appreciation on investments and written options	237,672,444
Total Net Assets	$920,715,564

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	9

Shares Outstanding:
Class1	197,607
ClassA	27,388,382
ClassB	2,225,789
ClassC	3,857,021
ClassFI	153,055
ClassR	783,354
ClassI	4,310,336
ClassIS	9,462,811
Net Asset Value:
Class1 (and redemption price)	$19.33
ClassA (and redemption price)	$19.16
ClassB*	$16.64
ClassC*	$16.84
ClassFI (and redemption price)	$19.24
ClassR (and redemption price)	$19.05
ClassI (and redemption price)	$19.75
ClassIS (and redemption price)	$19.78
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$20.33

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends	$1,235,217
Interest	13,057
Total Investment Income	1,248,274

Expenses:
Investment management fee (Note 2)	3,186,233
Distribution fees (Notes 2 and 5)	1,135,490
Transfer agent fees (Note 5)	988,093
Registration fees	45,926
Shareholder reports	36,071
Trustees’ fees	35,116
Fund accounting fees	26,223
Audit and tax	18,695
Legal fees	10,590
Insurance	7,874
Custody fees	3,043
Miscellaneous expenses	4,681
Total Expenses	5,498,035
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,727)
Net Expenses	5,492,308
Net Investment Loss	(4,244,034)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	52,806,701
Written options	411,014
Net Realized Gain	53,217,715
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	117,065,465
Written options	114,423
Change in Net Unrealized Appreciation (Depreciation)	117,179,888
Net Gain on Investments and Written Options	170,397,603
Increase in Net Assets From Operations	$166,153,569

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment loss	$(4,244,034)	$(7,323,015)
Net realized gain	53,217,715	59,219,578
Change in net unrealized appreciation (depreciation)	117,179,888	132,594,558
Proceeds from settlement of a regulatory matter	—	333,171	†
Increase in Net Assets From Operations	166,153,569	184,824,292

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	104,757,332	128,097,223
Cost of shares repurchased	(138,147,718)	(206,352,792)
Decrease in Net Assets From Fund Share Transactions	(33,390,386)	(78,255,569)
Increase in Net Assets	132,763,183	106,568,723

Net Assets:
Beginning of period	787,952,381	681,383,658
End of period*	$920,715,564	$787,952,381
* Includes accumulated net investment loss of:	$(5,084,811)	$(840,777)

†	The Fund received $2,285, $103,466, $160,429, $66,966 and $25 for Classes 1, A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[5]

Net asset value, beginning of period	$15.89	$12.31	$9.66	$16.75	$15.79

Income (loss) from operations:
Net investment loss	(0.07)	(0.11)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	3.51	3.68	2.68	(6.58)	1.75
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	3.44	3.58	2.65	(6.64)	1.70

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.74)
Total distributions	—	—	—	(0.45)	(0.74)

Net asset value, end of period	$19.33	$15.89	$12.31	$9.66	$16.75
Total return[6]	21.65%	29.08%[7]	27.43%	(40.75)%	10.85%

Net assets, end of period (000s)	$3,821	$3,466	$2,993	$2,713	$5,381

Ratios to average net assets:
Gross expenses	1.37%[8]	1.50%	1.42%[8]	1.34%	1.70%[8]
Net expenses[9,10]	1.08 [8]	1.14	1.11 [8]	1.05	1.12 [8]
Net investment loss	(0.79) [8]	(0.77)	(0.37) [8]	(0.41)	(0.34) [8]

Portfolio turnover rate	16%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period March 2, 2007 (inception date) to December 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 29.00%. Class 1 received $2,285 related to this distribution.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$15.77	$12.25	$9.64	$16.75	$16.11	$14.98	$15.50

Income (loss) from operations:
Net investment loss	(0.09)	(0.14)	(0.06)	(0.09)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	3.48	3.66	2.67	(6.57)	1.59	1.92	0.78
Total income (loss) from operations	3.39	3.52	2.61	(6.66)	1.53	1.86	0.75

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)
Total distributions	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)

Net asset value, end of period	$19.16	$15.77	$12.25	$9.64	$16.75	$16.11	$14.98
Total return[6]	21.50%	28.73%	27.07%	(40.87)%	9.68%	12.41%	4.82%

Net assets, end of period (000s)	$524,772	$477,667	$405,700	$322,359	$582,025	$430,716	$366,133

Ratios to average net assets:
Gross expenses	1.33%[7]	1.39%	1.39%[7]	1.37%	1.29%	1.21%[8]	1.15%
Net expenses	1.33 [7]	1.39	1.39 [7]	1.31 [9,10]	1.13 [9,10]	1.21 [8,9]	1.15
Net investment loss	(1.04) [7]	(1.02)	(0.65) [7]	(0.66)	(0.35)	(0.37)	(0.23)

Portfolio turnover rate	16%	33%	25%	41%	78%	94%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$13.77	$10.76	$8.55	$15.04	$14.68	$13.84	$14.55

Income (loss) from operations:
Net investment loss	(0.16)	(0.25)	(0.14)	(0.20)	(0.19)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	3.03	3.20	2.35	(5.84)	1.44	1.76	0.74
Proceeds from settlement of a regulatory matter	—	0.06	—	—	—	—	—
Total income (loss) from operations	2.87	3.01	2.21	(6.04)	1.25	1.57	0.56

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)
Total distributions	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)

Net asset value, end of period	$16.64	$13.77	$10.76	$8.55	$15.04	$14.68	$13.84
Total return[6]	20.84%	27.97%[7]	25.85%	(41.40)%	8.71%	11.33%	3.82%

Net assets, end of period (000s)	$37,036	$34,619	$34,822	$35,252	$81,191	$22,173	$27,349

Ratios to average net assets:
Gross expenses	2.36%[8]	2.41%	2.53%[8]	2.35%	2.32%	2.16%[9]	2.17%
Net expenses	2.36 [8]	2.41	2.53 [8]	2.25 [10,11]	2.05 [10,11]	2.16 [9,10]	2.17
Net investment loss	(2.07) [8]	(2.04)	(1.77) [8]	(1.61)	(1.27)	(1.32)	(1.26)

Portfolio turnover rate	16%	33%	25%	41%	78%	94%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.42%. Class B received $160,429 related to this distribution.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$13.92	$10.90	$8.64	$15.24	$14.84	$13.97	$14.66

Income (loss) from operations:
Net investment loss	(0.15)	(0.24)	(0.12)	(0.22)	(0.18)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	3.07	3.25	2.38	(5.93)	1.47	1.78	0.74
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—	—
Total income (loss) from operations	2.92	3.02	2.26	(6.15)	1.29	1.60	0.58

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)
Total distributions	—	—	—	(0.45)	(0.89)	(0.73)	(1.27)

Net asset value, end of period	$16.84	$13.92	$10.90	$8.64	$15.24	$14.84	$13.97
Total return[6]	20.98%	27.71%[7]	26.16%	(41.58)%	8.89%	11.44%	3.93%

Net assets, end of period (000s)	$64,957	$56,585	$54,152	$48,591	$96,387	$50,389	$54,994

Ratios to average net assets:
Gross expenses	2.22%[8]	2.30%	2.30%[8]	2.37%	2.02%	2.05%[9]	2.04%
Net expenses	2.22 [8]	2.30	2.30 [8]	2.33 [10,11]	1.92 [10,11]	2.05 [9,10]	2.04
Net investment loss	(1.93) [8]	(1.92)	(1.55) [8]	(1.69)	(1.13)	(1.21)	(1.12)

Portfolio turnover rate	16%	33%	25%	41%	78%	94%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.61%. Class C received $66,966 related to this distribution.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.03%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.95% until May 1, 2008.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[5]

Net asset value, beginning of period	$15.84	$12.30	$9.66	$16.75	$16.59

Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.13)	(0.05)	(0.07)	0.00	[6]
Net realized and unrealized gain (loss)	3.49	3.67	2.69	(6.57)	0.16
Total income (loss) from operations	3.40	3.54	2.64	(6.64)	0.16

Less distributions from:
Net realized gains	—	—	—	(0.45)	—
Total distributions	—	—	—	(0.45)	—

Net asset value, end of period	$19.24	$15.84	$12.30	$9.66	$16.75
Total return[7]	21.46%	28.78%	27.33%	(40.75)%	0.96%

Net assets, end of period (000s)	$2,945	$1,785	$868	$376	$122

Ratios to average net assets:
Gross expenses	1.36%[8]	1.44%	1.35%[8]	1.20%	1.07%[8]
Net expenses	1.32 [8,9,10]	1.34 [9,10]	1.22 [8,9,10]	1.20	1.07	[8]
Net investment income (loss)	(1.03) [8]	(0.95)	(0.54) [8]	(0.55)	1.63	[8]

Portfolio turnover rate	16%	33%	25%	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 20, 2007 (inception date) to December 31, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[5,6]

Net asset value, beginning of period	$15.69	$12.21	$9.61	$16.72	$16.11	$16.17

Income (loss) from operations:
Net investment loss	(0.10)	(0.15)	(0.07)	(0.11)	(0.05)	(0.00)	[7]
Net realized and unrealized gain (loss)	3.46	3.63	2.67	(6.55)	1.55	(0.06)
Total income (loss) from operations	3.36	3.48	2.60	(6.66)	1.50	(0.06)

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.89)	—
Total distributions	—	—	—	(0.45)	(0.89)	—

Net asset value, end of period	$19.05	$15.69	$12.21	$9.61	$16.72	$16.11
Total return[8]	21.41%	28.50%	27.06%	(40.94)%	9.50%	(0.37)%

Net assets, end of period (000s)	$14,924	$10,759	$6,061	$2,112	$827	$10

Ratios to average net assets:
Gross expenses	1.50%[9]	1.50%	1.54%[9]	1.47%	1.34%	1.49%[9,10]
Net expenses	1.50 [9,11]	1.50 [11]	1.49 [9,11,12]	1.47	1.34	1.49	[9,10]
Net investment loss	(1.20) [9]	(1.11)	(0.82) [9]	(0.82)	(0.30)	(1.33)	[9]

Portfolio turnover rate	16%	33%	25%	41%	78%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 28, 2006 (inception date) to December 31, 2006.

[6]	Represents a share of capital stock outstanding prior to April 16, 2007.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.45%.

[11]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4,5]	2006[4,6]		2005[4,6]

Net asset value, beginning of period	$ 16.21	$ 12.53	$ 9.82	$16.96	$ 16.25	$ 15.04		$ 15.51

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.07)	(0.02)	(0.02)	0.00 [7]	0.00	[7]	0.02
Net realized and unrealized gain (loss)	3.59	3.75	2.73	(6.67)	1.60	1.94		0.78
Total income (loss) from operations	3.54	3.68	2.71	(6.69)	1.60	1.94		0.80

Less distributions from:
Net realized gains	—	—	—	(0.45)	(0.89)	(0.73)		(1.27)
Total distributions	—	—	—	(0.45)	(0.89)	(0.73)		(1.27)

Net asset value, end of period	$19.75	$16.21	$12.53	$9.82	$16.96	$16.25		$15.04
Total return[8]	21.84%	29.37%	27.60%	(40.53)%	10.03%	12.89%		5.14%

Net assets, end of period (000s)	$85,128	$35,391	$21,945	$12,252	$270,164	$92,248		$67,685

Ratios to average net assets:
Gross expenses	0.84%[9]	0.88%	0.89%[9]	0.80%	0.79%	0.84%[10]		0.81%
Net expenses	0.84 [9,11]	0.88 [11]	0.85 [9,11,12]	0.80	0.79	0.83	[10,12]	0.81
Net investment income (loss)	(0.54) [9]	(0.49)	(0.16) [9]	(0.15)	0.01	0.00	[13]	0.12

Portfolio turnover rate	16%	33%	25%	41%	78%	94%		117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	As of March 2, 2007, Class O shares were converted to Class I shares.

[6]	Represents a share of capital stock outstanding prior to April 16, 2007.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.81%.

[11]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	Amount represents less than 0.01%.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2011[2]	2010	2009[3]	2008[4]

Net asset value, beginning of period	$16.23	$12.54	$9.82	$15.42

Income (loss) from operations:
Net investment loss	(0.05)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	3.60	3.75	2.73	(5.59)
Total income (loss) from operations	3.55	3.69	2.72	(5.60)

Net asset value, end of period	$19.78	$16.23	$12.54	$9.82
Total return[5]	21.87%	29.43%	27.70%	(36.32)%

Net assets, end of period (000s)	$187,133	$167,680	$154,843	$128,933

Ratios to average net assets:
Gross expenses	0.80%[6]	0.81%	0.81%[6]	0.81%[6]
Net expenses	0.80 [6,7]	0.81 [7]	0.81 [6,7]	0.81 [6]
Net investment loss	(0.51) [6]	(0.44)	(0.06) [6]	(0.18) [6]

Portfolio turnover rate	16%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the period August 4, 2008 (inception date) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$907,547,992	—	—	$907,547,992
Short-term investments†	—	$12,890,000	—	$12,890,000
Total investments	$907,547,992	$12,890,000	—	$920,437,992

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$15,000	—	—	$15,000

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

22	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	23

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70%, of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI , Class R and Class I shares did not exceed 1.35%, 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $5,727.

24	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class I shares have no initial CDSC.

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain service agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $33,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$24,000	$0	*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$134,331,199
Sales	154,036,516

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$290,800,888
Gross unrealized depreciation	(53,225,642)
Net unrealized appreciation	$237,575,246

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	25

During the six months ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	1,545	$220,600
Options written	3,161	302,612
Options exercised	(2,142)	(260,001)
Options expired	(1,964)	(151,013)
Written options, outstanding April 30, 2011	600	$112,198

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2011.

LIABILITY DERIVATIVES[1]
Equity Contracts Risk
Written options	$15,000

[1]	Generally, the balance sheet location for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Written options	$411,014

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Written options	$114,423

During the six months ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$79,591

26	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%. 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$10,601
Class A	$617,223	712,464
Class B	179,952	102,302
Class C	303,916	129,515
Class FI	2,930	3,646
Class R	31,469	12,723
Class I	—	12,739
Class IS	—	4,103
Total	$1,135,490	$988,093

For the six months ended April 30, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$5,312
Class A	—
Class B	—
Class C	—
Class FI	415
Class R	—
Class I	—
Class IS	—
Total	$5,727

6. Shares of beneficial interest

At April 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	27

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class 1
Shares repurchased	(20,453)	$(363,771)	(25,047)	$(351,231)
Net decrease	(20,453)	$(363,771)	(25,047)	$(351,231)

Class A
Shares sold	2,418,199	$42,257,666	4,760,908	$66,806,723
Shares repurchased	(5,318,043)	(92,091,268)	(7,586,818)	(105,808,964)
Net decrease	(2,899,844)	$(49,833,602)	(2,825,910)	$(39,002,241)

Class B
Shares sold	133,520	$2,029,537	303,595	$3,706,601
Shares repurchased	(422,559)	(6,465,761)	(1,024,968)	(12,531,464)
Net decrease	(289,039)	$(4,436,224)	(721,373)	$(8,824,863)

Class C
Shares sold	517,877	$7,971,987	922,259	$11,377,409
Shares repurchased	(725,147)	(11,174,657)	(1,824,176)	(22,479,695)
Net decrease	(207,270)	$(3,202,670)	(901,917)	$(11,102,286)

Class FI
Shares sold	68,791	$1,221,281	61,262	$863,016
Shares repurchased	(28,469)	(510,675)	(19,138)	(265,498)
Net increase	40,322	$710,606	42,124	$597,518

Class R
Shares sold	187,023	$3,283,256	341,426	$4,759,489
Shares repurchased	(89,293)	(1,559,299)	(152,373)	(2,126,795)
Net increase	97,730	$1,723,957	189,053	$2,632,694

Class I
Shares sold	2,404,317	$42,589,641	1,085,077	$15,795,158
Shares repurchased	(276,757)	(5,075,638)	(653,153)	(9,302,946)
Net increase	2,127,560	$37,514,003	431,924	$6,492,212

Class IS
Shares sold	299,627	$5,403,964	1,699,411	$24,788,827
Shares repurchased	(1,165,971)	(20,906,649)	(3,718,014)	(53,486,199)
Net decrease	(866,344)	$(15,502,685)	(2,018,603)	$(28,697,372)

7. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $72,788,833, all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

28	Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9,

Legg Mason ClearBridge Small Cap Growth Fund 2011 Semi-Annual Report	29

2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

30	Legg Mason ClearBridge Small Cap Growth Fund

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity

Legg Mason ClearBridge Small Cap Growth Fund	31

gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the three-, five- and ten-year periods, but performed below the median for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then

32	Legg Mason ClearBridge Small Cap Growth Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load small-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio

Legg Mason ClearBridge Small Cap Growth Fund	33

was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

34	Legg Mason ClearBridge Small Cap Growth Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Small Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011195 6/11 SR11-1382

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011